SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2016

RX Safes, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-193800	27-2928918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Green Valley Parkway, Suite 300 Henderson, NV	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-800-4620

_______________________________________ ______________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On February 8, 2016, we issued an aggregate of 10,000,000 shares of our common stock upon the conversion of 100 shares of our Series B Convertible Preferred Stock. As stated in the Certificate of Designation for our Series B Convertible Preferred Stock, the holders are entitled to convert each share of their Series B Convertible Preferred Stock into 100,000 shares of our common stock for no additional consideration.

In connection with the conversions, each of the holders of Series B Convertible Preferred Stock entered into lock-up agreements with us not to publicly sell their shares of common stock for twelve months.

The shares of common stock were issued in reliance upon the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by the issuer and existing security holders where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 in its entirety.

As a result of the above conversions, a control in of our company has occurred. Each of the following persons and entities received 1,000,000 shares of our common stock in the conversions:

Timothy Jonk

Robert Sanderson

Mary Ellen Renna

William Koch

Craig Blaesing

Faruk Okcetin

Susan V Kutzner

Mark Basile

The Naples Trust

Lorraine Yarde

SECTION 7 – Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure

On February 8, 2016, we issued a press release concerning the conversions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 12, 2016, we issued a press release concerning a lawsuit. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 8, 2016
99.2	Press Release, dated February 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RX Safes, Inc.

/s/ Lorraine Yarde

Lorraine Yarde

CEO

Date: February 16, 2016

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